May 15, 2003

DEAR FELLOW SHAREHOLDERS:

With everyone's confidence in the stock market rocked by the war in Iraq, corporate scandals, and poor economic conditions, we thought it would be appropriate in this letter to restate our conviction and long-term views about a number of issues, including the market, technology and investing.

We at Kopp Investment Advisors believe:

THAT THE STOCK MARKET HAS ENDURED A TERRIFIC SHOCK -- BUT HAS SURVIVED.

After the September 11, 2001, attack on the World Trade Center in New York City, the financial capital of the world, the U.S. stock market had to close for an unprecedented four days. On the fifth day, the market reopened with the largest one-day trading volume in history, orderly trading and . . . no panic. The terrorists had NOT destroyed one of the foundations of our free enterprise system. Since then, redundant off-site computer systems have been installed that will allow trading to continue under most any circumstance. The trading volume capacity of the NYSE is now an astounding nine billion shares per day, providing liquidity that allows our stock markets to exist.

Not only has the market survived that shock, it has survived the fiercest bear market since 1930-32. We believe that the worst of the market decline is behind us. As a noted stock market historian and statistician said recently in a New York Times article, "We are going through a testing process. But if we can't make new lows with all of the bad stuff that has happened so far this year, it implies to me we have a pretty solid base."

THAT THE CURRENT VALUATIONS OF MANY COMPANIES AS MEASURED BY THEIR STOCK PRICES MAY BE AS IRRATIONALLY LOW TODAY AS THEY WERE HIGH AND PRICED FOR PERFECTION THREE YEARS AGO.

In our opinion, valuation measure may be as low now for our group of companies as at any time in Kopp's history. One would need to go back to the 1970's to find similar statistics for a universe of emerging growth equities. We believe the risk from here is time rather than price.

THAT THE COMPANIES IN WHICH WE INVEST ARE FINANCIALLY STRONG, AND THAT THEY ARE LEANER AND WISER THAN THEY WERE IN 1999 AND 2000.

We have always made it a practice to invest primarily in companies who have the ability to control their own destinies by staying free of debt. As we monitor our companies, balance sheets generally continue to be strong, with little or no debt; expenses have been reduced significantly so that, even on a reduced revenue level, companies are not rapidly depleting their cash balances; and, most important, the ability to continue research and development programs is largely intact at most companies. We believe that because of the reduction in expenses by most firms, an increase in their revenues will have a significantly positive impact on their profits.

THAT THE "TECHNOLOGY REVOLUTION" IS STILL IN ITS EARLY STAGES.

As futurists Heidi and Alvin Toffler so insightfully wrote in a Wall Street Journal editorial, "Revolutions by definition are marked by surprises, reversals, upsets, wildly volatile swings. . ." SoundView Technology Corp. (a research organization) points out that "the initial mania over the Internet caused enormous misallocations of capital. . . That does not change the fundamental importance of the Internet as the most significant advance in communications since Alexander Graham Bell's invention."

From a February 27, 2003, article on the website lightreading.com: "IDC [an international leader in providing technology intelligence] predicts that the volume of Internet traffic. . . will nearly double annually over the next five years. By 2007, IDC expects Internet users will access, download and share the information equivalent of the entire Library of Congress more than 64,000 times over, every day."

According to another recent Wall Street Journal article, we are reaching critical mass in broadband. There are currently more than 15 million American households with broadband connections, and that number is growing by 100,000 per week. By the end of the year, more than 20 million households (or nearly 19% of total U.S. households) could have broadband connections. To give some perspective, USA Today notes that is about as many homes as had cable TV in 1980, the year CNN launched and one year before MTV. The growth of broadband is creating a more fertile environment for new and enhanced applications for which users are willing to pay (music, movies, games, etc.). More important, from an investment perspective, consider that the 15% of U.S. households currently using broadband account for 93% of bandwidth usage. Therefore, overall bandwidth usage will grow at a much faster rate than broadband penetration growth.

Listen to John Chambers, President and CEO of Cisco Systems, in his letter to shareholders in Cisco's 2002 annual report: "When people ask why we believe in the future of our company and our industry, the answer is not based on technology alone, but on what we hear from business and government leaders around the world. They clearly understand the productivity opportunities and the associated standard of living implications that Internet business solutions provide." According to the National Coalition for Advance Manufacturing, productivity growth drives the increase in the standard of living. A 3% increase in productivity growth per year doubles the standard of living every 23 years. A 6% productivity growth per year doubles the standard of living every 11 years.

THAT COMPETITIVE PRESSURES WILL RE-IGNITE CAPITAL SPENDING.

The global economy is highly competitive; we believe increasing productivity is key to gaining an edge. After six consecutive years of double-digit increases in information technology spending, averaging 11% from 1995-2000, the past two years have seen the first ever declines in history. Net of depreciation, tech investment in 2002 appears to have been the lowest in 20 years in both absolute terms and as a percentage of GDP, despite the fact that we have record low interest rates and plenty of free cash flow. Further, technology goods have historically been the epitome of short shelf-life products. The to-do lists on the part of corporate IT departments continue to grow. We believe that we are approaching the point where "discretionary" capital spending may be no longer discretionary and may become "mandatory."

THAT LONG-TERM INVESTORS WILL BE REWARDED FOR THEIR PATIENCE.

Our two driving philosophies of being long-term investors and staying fully invested have been painful over the last three years. However, the history of the American stock market suggests the last three years are not typical. Since 1825, U.S. markets have been up about seven years out of every ten years. Though the equity market has been difficult, we remain committed to staying true to our philosophies in pursuit of building client wealth in the coming years.

On a personal note, I have a very strong sense of obligation to those shareholders who have hung in there over the past few years to get back to a reasonable level of long-term returns. It will be a challenge to achieve the high-water mark of the Fund over the next few years, but if you are willing to dollar- cost average(1), my confidence in our team of analysts and in the U.S. economy is unwavering. My family members, all of the employees at Kopp, and I remain among the largest shareholders of the Fund. You have our commitment to provide to you our best effort on behalf of everyone.

Sincerely,

/s/ L.C. KOPP

LEE KOPP
President

------------------------------------------------

(1) Dollar-cost averaging cannot assure a profit or protect against a loss. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, investors should consider the financial ability required to continue purchases through periods of low price levels.

                                TOP ten HOLDINGS
------------------------------------------------------

 1.  VENTANA MEDICAL SYSTEMS, INC. (VMSI)
 2.  DIGIMARC CORPORATION (DMRC)
 3.  COMPUTER NETWORK TECHNOLOGY CORPORATION
     (CMNT)
 4.  ADC TELECOMMUNICATIONS, INC. (ADCT)
 5.  ITRON, INC. (ITRI)
 6.  BIOSITE DIAGNOSTICS, INC. (BSTE)
 7.  MACROVISION CORPORATION (MVSN)
 8.  DOCUMENTUM, INC. (DCTM)
 9.  SYMYX TECHNOLOGIES, INC. (SMMX)
10.  JDS UNIPHASE CORPORATION (JDSU)

                               TOP ten INDUSTRIES
------------------------------------------------------
(PIE CHART)

                         SOFTWARE                                              INFORMATION   TELECOMMUNICATION
                       APPLICATIONS   WIRELESS   DIAGNOSTICS   SEMICONDUCTOR    SECURITY         EQUIPMENT
                       ------------   --------   -----------   -------------   -----------   -----------------
Top ten Industries         10.9%       10.0%        8.9%           8.6%           7.9%             7.9%

                                                               LASER-
                                                               BASED
                                                             COMPONENTS                     OTHER
                       THERAPEUTICS/SPECIALTY                    &                          COMMON      CASH &
                             COMPOUNDS          NETWORKING   SUBSYSTEMS   CARDIOVASCULAR    STOCK     EQUIVALENTS
                       ----------------------   ----------   ----------   --------------    ------    -----------
Top ten Industries              5.5%               4.8%         4.5%           4.4%         26.1%        0.5%

   Percentages represent market value as a percentage of total investments on
                                    3/31/03.
--------------------------------------------------------------------------------

             It should not be assumed that our stock selections or
          investment philosophy will be profitable or will equal past performance. Small-cap stocks involve greater risks and
          volatility than those of larger, more established companies.
             Potential for profit involves possibility of loss. The
         President's Letter is for general information only and is not intended to provide specific advice or stock recommendations to any individual. Future investment decisions and commentary may be made under different economic, market, and industry conditions from those existing at the time these comments were prepared.

         This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or
         accompanied by a prospectus. For more information on the Kopp
           Emerging Growth Fund, including charges and expenses, call
         1-888-533-KOPP for a free prospectus. Read it carefully before you invest or send money.

            The opinions in this letter are those of Kopp Investment
          Advisors, are subject to change without notice, and may not come to pass. The Fund should be used in a program of
             diversified investing and not as a complete investment
                                    program.

KOPP EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003 (Unaudited)

-------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of
    unaffiliated issuers (cost
    $605,732,418)                        $  245,972,656
  Investments in securities of
    affiliated issuers (cost
    $126,439,694)                            48,390,397
-------------------------------------------------------
Total investments in securities (cost
  $732,172,112)                             294,363,053
Receivable for securities sold                  591,804
Receivable from capital shares sold             424,490
Income receivable                                 1,347
Prepaid expenses                                 70,723
-------------------------------------------------------
Total Assets                                295,451,417
-------------------------------------------------------
LIABILITIES
Payable for capital shares redeemed             231,183
Payable to investment advisor                   251,274
Payable for service fees                        140,578
Payable for distribution fees                    92,043
Payable to transfer agent                       226,250
Payable to affiliated distributor                19,597
Accrued other expenses                          175,066
-------------------------------------------------------
Total Liabilities                             1,135,991
-------------------------------------------------------
NET ASSETS                               $  294,315,426
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                            $      552,557
Paid-in-capital in excess of par            746,159,589
Accumulated undistributed net
  investment loss                            (2,785,623)
Accumulated net realized losses on
  investments                               (11,802,038)
Unrealized net depreciation on
  investments                              (437,809,059)
-------------------------------------------------------
Total Net Assets                         $  294,315,426
-------------------------------------------------------
CLASS A
Net Assets                               $  242,149,577
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                45,531,252
Net asset value per share (note 1)       $         5.32
-------------------------------------------------------
Maximum offering price per share
  (note 1)                               $         5.51
-------------------------------------------------------
CLASS C
Net Assets                               $   14,694,567
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 2,839,660
Net asset value and offering price
  per share (note 1)                     $         5.17
-------------------------------------------------------
CLASS I
Net Assets                               $   37,471,282
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 6,884,796
Net asset value, offering price and
  redemption price per share             $         5.44
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF OPERATIONS
For the six months ended March 31, 2003 (Unaudited)


-------------------------------------------------------
INVESTMENT INCOME
Interest                                    $    25,230
-------------------------------------------------------
Total investment income                          25,230
-------------------------------------------------------
EXPENSES
Investment advisory fee                       1,561,449
Service fees -- Class A                         323,439
Service fees -- Class C                          18,990
12b-1 fees -- Class A                           129,376
12b-1 fees -- Class C                            56,969
Transfer agent fees and expenses                415,884
Fund administration fees                         92,813
Fund accounting fees                             40,299
Reports to shareholders                          37,678
Custody fees                                     30,356
Professional fees                                21,177
Federal and state registration fees              18,285
Directors' fees and expenses                     14,924
Other expenses                                   49,214
-------------------------------------------------------
Total expenses                                2,810,853
-------------------------------------------------------
NET INVESTMENT LOSS                          (2,785,623)
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain (loss) on investment
  transactions:
  Net realized gain on investment
    transactions of unaffiliated issuers      5,196,459
  Net realized loss on investment
    transactions of affiliated issuers       (3,728,308)
Change in unrealized depreciation on
  investments                                34,509,978
-------------------------------------------------------
Net gain on investments                      35,978,129
-------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                           $33,192,506
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months Ended     Year Ended
                                                                March 31, 2003     September 30,
                                                                 (Unaudited)           2002

------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                              $ (2,785,623)     $  (8,537,070)
Net realized gain (loss) on investments                             1,468,151        (10,812,633)
Change in unrealized appreciation (depreciation) on
  investments                                                      34,509,978       (208,367,851)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                       33,192,506       (227,717,554)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from shares sold                                      36,183,224        109,793,196
    Cost of shares redeemed                                       (38,861,853)      (116,268,658)
  Class C:
    Proceeds from shares sold                                       2,114,627          8,779,223
    Cost of shares redeemed                                        (1,214,817)        (6,505,426)
  Class I:
    Proceeds from shares sold                                       2,196,935          3,539,306
    Cost of shares redeemed                                          (755,803)        (3,134,668)
------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital share
  transactions                                                       (337,687)        (3,797,027)
------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            32,854,819       (231,514,581)
------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                               261,460,607        492,975,188
------------------------------------------------------------------------------------------------
End of period                                                    $294,315,426      $ 261,460,607
------------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                       Six Months
                                          Ended        Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
                                        Mar. 31,       Sept. 30,      Sept. 30,      Sept. 30,       Sept. 30,       Sept. 30,
                                          2003            2002           2001           2000            1999            1998
                                       ----------      ----------     ----------     ----------      ----------      ----------
                                         Class A        Class A        Class A        Class A         Class A         Class A
                                       (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period      $ 4.69          $ 8.64         $30.78          $11.89         $ 5.81          $10.00

-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                        (0.05)(3)       (0.15)(3)      (0.22)(3)       (0.38)(2)      (0.14)(3)       (0.09)(3)
Net realized and unrealized gain
  (loss) on investments                     0.68           (3.80)        (19.83)          19.27           6.22           (4.10)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            0.63           (3.95)        (20.05)          18.89           6.08           (4.19)

-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from net realized gain        --              --            (2.09)           --             --              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.32          $ 4.69         $ 8.64          $30.78         $11.89          $ 5.81

-------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)       $242,150        $217,177       $412,503      $1,201,524       $404,630        $216,533
Ratio of expenses to average net
  assets                                    1.81%(8)        1.69%          1.60%           1.68%(9)       1.50%(4)        1.50%(4)
Ratio of net investment loss to
  average net assets                       (1.79)%(8)      (1.67)%        (1.43)%         (1.55)%(9)     (1.44)%(6)      (1.30)%(6)
Portfolio turnover rate(10)                 12.6%(12)       17.4%           6.6%           21.9%          41.3%           19.7%
Total return(11)                           13.43%(12)     (45.72)%       (69.58)%        158.87%        104.65%         (41.90)%

-------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations for Class C.

(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.

(3) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

(4) Absent voluntary fee waivers for the years ended September 30, 1999 and 1998, respectively, the ratios of expenses to average net assets would have been 1.70% and 1.81% for Class A and 1.35% and 1.46% for Class I.

(5) Absent voluntary fee waivers for the period ended February 19, 1999 through September 30, 1999, the annualized ratio of expenses to average net assets would have been 2.31% for Class C.

(6) Absent voluntary fee waivers for the years ended September 30, 1999 and 1998, respectively, the ratios of net investment loss to average net assets would have been (1.64)% and (1.61)% for Class A and (1.29)% and (1.26)% for Class I.

                                       9

Six Months                                                                             Six Months
   Ended        Year Ended   Year Ended     Year Ended     Year Ended    Year Ended       Ended       Year Ended   Year Ended
 Mar. 31,       Sept. 30,    Sept. 30,      Sept. 30,      Sept. 30,     Sept. 30,      Mar. 31,      Sept. 30,    Sept. 30,
   2003            2002         2001           2000           1999          1998          2003           2002         2001
----------      ----------   ----------     ----------     ----------    ----------    ----------     ----------   ----------
  Class I        Class I      Class I        Class I        Class I       Class I        Class C       Class C      Class C
(Unaudited)                                                                            (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
   $ 4.79         $ 8.79       $31.17          $12.00        $ 5.84        $10.00         $ 4.58        $ 8.49       $30.49

-----------------------------------------------------------------------------------------------------------------------------
    (0.04)(3)      (0.12)(3)    (0.18)(3)       (0.30)(2)     (0.09)(3)     (0.06)(3)      (0.07)(3)     (0.21)(3)    (0.29)(3)
     0.69          (3.88)      (20.11)          19.47          6.25         (4.10)          0.66         (3.70)      (19.62)
-----------------------------------------------------------------------------------------------------------------------------
     0.65          (4.00)      (20.29)          19.17          6.16         (4.16)          0.59         (3.91)      (19.91)

-----------------------------------------------------------------------------------------------------------------------------
     --             --          (2.09)           --            --            --             --            --          (2.09)
-----------------------------------------------------------------------------------------------------------------------------
   $ 5.44         $ 4.79       $ 8.79          $31.17        $12.00        $ 5.84         $ 5.17        $ 4.58       $ 8.49

-----------------------------------------------------------------------------------------------------------------------------
  $37,471        $31,920      $58,767        $200,347       $64,653       $27,577        $14,694       $12,364      $21,705
     1.46%(8)       1.34%        1.25%           1.33%(9)      1.15%(4)      1.15%(4)       2.46%(8)      2.34%        2.25%
    (1.44)%(8)     (1.32)%      (1.08)%         (1.20)%(9)    (1.09)%(6)    (0.95)%(6)     (2.44)%(8)    (2.32)%      (2.08)%
     12.6%(12)      17.4%         6.6%           21.9%         41.3%         19.7%          12.6%(12)     17.4%         6.6%
    13.57%(12)    (45.51)%     (69.47)%        159.75%       105.48%       (41.60)%        12.88%(12)   (46.05)%     (69.79)%

-----------------------------------------------------------------------------------------------------------------------------

               Feb. 19,
               1999(1)
Year Ended     through
Sept. 30,     Sept. 30,
   2000         1999
----------   ----------
 Class C        Class C
(Unaudited)
------------------------
   $11.85         $ 8.09
------------------------
    (0.60)(2)      (0.07)(3)
    19.24           3.83
------------------------
    18.64           3.76
------------------------
     --             --
------------------------
   $30.49         $11.85
------------------------
  $44,111         $1,891
     2.33%(9)       2.15%(5)(8)
    (2.20)%(9)     (2.09)%(7)(8)
     21.9%          41.3%
   157.30%         46.48%(12)
------------------------

 (7) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of net investment loss to average net assets would have been (2.25)% for Class C.

 (8) Annualized.

 (9) For the year ended September 30, 2000, the ratio includes Advisor fee waiver recovery (net) of 0.15% for Class A, Class I and Class C.

(10) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(11) Total return excludes sales charges.

(12) Not annualized.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
March 31, 2003 (Unaudited)

Number of                                             Market
  Shares                                              Value

---------------------------------------------------------------
COMMON STOCK -- 99.5%
---------------------------------------------------------------
APPLICATION DEVELOPMENT TOOLS -- 1.5%
   270,000   SERENA Software, Inc.                 $  4,309,470
---------------------------------------------------------------
ARTHROSCOPY -- 1.0%
   230,000   ArthroCare Corporation                   2,868,100
---------------------------------------------------------------
CARDIOVASCULAR -- 4.4%
 1,962,500   Endocardial Solutions, Inc.(#)           5,436,125
   180,000   Zoll Medical Corporation                 7,354,800
---------------------------------------------------------------
                                                     12,790,925
---------------------------------------------------------------
DATABASE & DATA WAREHOUSING -- 1.8%
 3,729,286   Brio Software, Inc.(#)                   5,370,172
---------------------------------------------------------------
DIAGNOSTICS -- 8.9%
   250,000   Biosite Diagnostics, Inc.                9,602,500
   270,000   Cholestech Corporation                   2,197,800
   800,000   Quidel Corporation                       2,648,000
   580,000   Ventana Medical Systems, Inc.           11,652,200
---------------------------------------------------------------
                                                     26,100,500
---------------------------------------------------------------
ELECTRONIC COMPONENTS/MANUFACTURING -- 1.5%
   245,000   Artesyn Technologies, Inc.                 759,500
   250,000   Plexus Corp.                             2,287,500
   350,000   Sanmina-SCI Corporation                  1,414,000
---------------------------------------------------------------
                                                      4,461,000

Number of                                             Market
  Shares                                              Value
---------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.4%
   250,000   Artisan Components, Inc.              $  4,040,250
---------------------------------------------------------------
GENOMICS -- 1.7%
   500,000   CuraGen Corporation                      2,050,000
   630,000   Sangamo BioSciences, Inc.                1,808,100
   670,000   Transgenomic, Inc.                       1,246,200
---------------------------------------------------------------
                                                      5,104,300
---------------------------------------------------------------
INDUSTRIAL AUTOMATION -- 0.1%
   580,000   Adept Technology, Inc.                     168,200
---------------------------------------------------------------
INFORMATION SECURITY -- 7.9%
   950,000   Digimarc Corporation(#)                 11,058,000
   750,000   Macrovision Corporation                  8,992,500
   162,500   SafeNet, Inc.                            3,323,125
---------------------------------------------------------------
                                                     23,373,625
---------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.9%
   880,000   Lightbridge, Inc.                        5,614,400
---------------------------------------------------------------
LASER-BASED COMPONENTS & SUBSYSTEMS -- 4.5%
 2,310,000   Finisar Corporation                      1,801,800
 2,600,000   JDS Uniphase Corporation                 7,410,000
 4,025,000   Oplink Communications, Inc.              3,944,500
---------------------------------------------------------------
                                                     13,156,300

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2003 (Unaudited)

Number of                                             Market
  Shares                                              Value
---------------------------------------------------------------
MACHINE VISION/INSPECTION -- 1.7%
   269,700   CyberOptics Corporation               $  1,062,618
   705,000   Zygo Corporation                         4,004,400
---------------------------------------------------------------
                                                      5,067,018
---------------------------------------------------------------
NETWORKING -- 4.8%
 1,500,000   Computer Network Technology
              Corporation(#)                         10,320,000
 2,000,000   Enterasys Networks, Inc.                 3,700,000
   600,000   Larscom Incorporated -- Class A(#)         210,000
---------------------------------------------------------------
                                                     14,230,000
---------------------------------------------------------------
ORTHOPEDICS -- 2.0%
   750,000   Interpore International, Inc.            6,000,000
---------------------------------------------------------------
RESEARCH REAGENTS/INSTRUMENTATION -- 3.6%
   666,900   Array BioPharma Inc.                     2,847,663
   440,000   Caliper Technologies Corp.               1,540,000
   300,000   Molecular Devices Corporation            3,630,000
   130,000   Techne Corporation                       2,687,100
---------------------------------------------------------------
                                                     10,704,763
---------------------------------------------------------------
RESPIRATORY/PATIENT MONITORING -- 0.2%
   100,000   Therasense, Inc.                           668,000
---------------------------------------------------------------
SEMICAP EQUIPMENT -- 3.1%
   200,000   Brooks Automation, Inc.                  1,934,000
   200,000   MKS Instruments, Inc.                    2,500,000
   450,500   Trikon Technologies, Inc.                1,549,720
   200,000   Veeco Instruments Inc.                   3,088,000
---------------------------------------------------------------
                                                      9,071,720

Number of                                             Market
  Shares                                              Value
---------------------------------------------------------------
SEMICONDUCTOR -- 8.6%
   800,000   ANADIGICS, Inc.                       $  1,696,000
   500,000   Applied Micro Circuits Corporation       1,630,000
   850,000   Centillium Communications, Inc.          3,442,500
 2,000,000   Conexant Systems, Inc.                   2,980,000
   130,000   EMCORE Corporation                         214,500
   500,000   PMC-Sierra, Inc                          2,975,000
 1,498,000   QuickLogic Corporation(#)                1,572,900
   500,000   Skyworks Solution, Inc.                  3,115,000
   300,000   Synaptics Incorporated                   2,250,000
 2,600,000   Vitesse Semiconductor Corporation        5,564,000
---------------------------------------------------------------
                                                     25,439,900
---------------------------------------------------------------
SOFTWARE APPLICATIONS -- 10.9%
   675,000   Documentum, Inc.                         8,856,000
 2,500,000   Epicor Software Corporation(#)           5,125,000
    90,000   FirePond, Inc.                             220,500
   750,000   MapInfo Corporation                      2,902,500
   650,000   MRO Software, Inc.                       4,459,000
   710,000   PLATO Learning, Inc.                     3,180,800
   750,000   Retek Inc.                               4,327,500
   800,000   Vastera, Inc                             3,048,000
---------------------------------------------------------------
                                                     32,119,300
---------------------------------------------------------------
SPECIALTY PHARMACEUTICALS -- 1.4%
   185,000   CIMA Labs Inc.                           4,014,500
---------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 7.9%
 5,000,000   ADC Telecommunications, Inc.            10,300,000
   380,000   Advanced Fibre Communications, Inc.      5,753,200
   225,000   Network Equipment Technologies, Inc.     1,356,750
   380,000   Tekelec                                  3,298,400
 1,610,000   Tut Systems, Inc.(#)                     2,382,800
---------------------------------------------------------------
                                                     23,091,150

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2003 (Unaudited)

Number of                                             Market
  Shares                                              Value
---------------------------------------------------------------
TEST AND MEASUREMENT -- 2.4%
   710,000   LeCroy Corporation(#)                 $  6,915,400
---------------------------------------------------------------
THERAPEUTICS/SPECIALTY COMPOUNDS -- 5.5%
   750,000   Neose Technologies, Inc.                 5,347,500
   333,333   Neose Technologies,
              Inc. -- Restricted(+)                   2,256,664
   575,000   Symyx Technologies, Inc.                 8,630,750
---------------------------------------------------------------
                                                     16,234,914
---------------------------------------------------------------
VOICE PROCESSING -- 0.8%
   800,000   Captaris Inc.                            2,312,000
---------------------------------------------------------------
WIRELESS -- 10.0%
   500,000   EMS Technologies, Inc.                   6,980,000
   600,000   Itron, Inc,                             10,026,000
 1,700,000   Proxim Corporation -- Class A            1,020,000
   850,000   REMEC, Inc.                              4,080,000
   300,000   RF Monolithics, Inc.                       888,000
 3,150,000   Stratex Networks, Inc.                   6,520,500
---------------------------------------------------------------
                                                     29,514,500
---------------------------------------------------------------
Total Common Stock (cost $730,549,466)              292,740,407

Number of                                             Market
  Shares                                              Value
---------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.5%
---------------------------------------------------------------
INVESTMENT COMPANY -- 0.5%
 1,622,646   First American Prime Obligations
              Fund(*)                                $1,622,646
---------------------------------------------------------------
Total Short-Term Investment (cost $1,622,646)         1,622,646
---------------------------------------------------------------
Total Investments -- 100.0% (cost $732,172,112)     294,363,053
---------------------------------------------------------------
Liabilities, less Other Assets -- (0.0)%                (47,627)
---------------------------------------------------------------
NET ASSETS -- 100.0%                               $294,315,426
---------------------------------------------------------------

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See note 7.

+ Fair valued and unregistered security.

* Income producing security.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)

1. ORGANIZATION

Kopp Funds, Inc. (the "Company") was incorporated on June 12, 1997, as a Minnesota corporation, and is registered as an open-end, investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Kopp Emerging Growth Fund (the "Fund") is a non-diversified series of the Company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies that Kopp Investment Advisors, Inc. (the "Advisor") believes to have the potential for superior growth. The Company's registration statement was declared effective on September 16, 1997. The Fund commenced operations on October 1, 1997.

The Fund has issued three classes of shares: Class A, Class C, and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class. Class A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge on Class A shares is 3.50% of the offering price or 3.63% of the net asset value. Investments in Class A shares above $1 million are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions within the first 24 months and 0% thereafter. The Class C shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions in the first year and 0% thereafter.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company or its delegate. The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

FEDERAL INCOME TAXES

The Fund intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is recorded.

INCOME AND EXPENSES

Net investment income (loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.

Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amounts related to the deferral of post October and wash sale losses.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

ILLIQUID OR RESTRICTED SECURITIES

As of March 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate market value of illiquid or restricted securities subject to this limitation as of March 31, 2003 was $2,256,664 which represents 0.8% of the Fund's net assets. Information concerning illiquid or restricted securities is as follows:

                                       Date
        Security           Shares    Acquired    Cost Basis
-----------------------------------------------------------
Neose Technologies, Inc.   333,333   2/14/2003   $1,999,998

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Fund, and interest income is recognized on an accrual basis.

3. INCOME TAX INFORMATION

At September 30, 2002, the Fund had net realized capital loss carryovers of $187,528 and $208,436 expiring in 2009 and 2010, respectively. To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryover. The Fund incurred losses in the amount of $11,974,762 from November 1, 2001 to September 30, 2002. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2003.

At March 31, 2003, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Appreciation                              $  35,531,664
Depreciation                               (474,240,186)
                                          -------------
Net unrealized depreciation on
  investments                             $(438,708,522)

At March 31, 2003, the cost of investments for federal income tax purposes was $733,071,575.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                               Class A
                           Six Months Ended        Class A
                            March 31, 2003        Year Ended
                             (Unaudited)      September 30, 2002
                           ----------------   ------------------
Shares sold                    6,331,470          11,684,326
Shares redeemed               (7,085,270)        (13,133,833)
----------------------------------------------------------------
Net decrease                    (753,800)         (1,449,507)

                               Class C
                           Six Months Ended        Class C
                            March 31, 2003        Year Ended
                             (Unaudited)      September 30, 2002
                           ----------------   ------------------
Shares sold                     371,254           1,058,087
Shares redeemed                (229,580)           (915,341)
----------------------------------------------------------------
Net increase                    141,674             142,746

                               Class I
                           Six Months Ended        Class I
                            March 31, 2003        Year Ended
                             (Unaudited)      September 30, 2002
                           ----------------   ------------------
Shares sold                     361,827             359,131
Shares redeemed                (137,912)           (381,610)
----------------------------------------------------------------
Net increase (decrease)         223,915             (22,479)

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended March 31, 2003, were $40,168,250 and $38,270,229, respectively. There were no purchases or sales of long-term U.S. government securities.

6. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Fund, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, serves as accounting services agent, administrator, and transfer agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, Inc. (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to Class A and Class I and up to 0.75% of the average daily net assets of the Fund attributable to Class C (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Distributor currently has no intention of charging any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses.

The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of March 31, 2003, there were $661,503 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. Upon termination of the 12b-1 Plan, the Fund is not contractually obligated to continuing paying these excess costs. As such, this amount has not been recorded as a liability in the Fund's records.

Distribution and shareholder servicing fees incurred by Class A shares for the six months ended March 31, 2003 were $129,376 and $323,439, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class A, for the six months ended March 31, 2003 were $11,390 and $28,474, respectively. The Fund was advised that the Distributor advanced $21,613 of distribution and shareholder servicing fees related to Class C shares for the six months ended March 31, 2003. Distribution and shareholder servicing fees incurred by Class C shares for the six months ended March 31, 2003 were $56,969 and $18,990, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class C, for the six months ended March 31, 2003 were $14,082 and $4,694, respectively.

The Fund was advised that the Distributor retained front-end sales charges on Class A shares of $57,224 and contingent deferred sales charges on Class C shares of $2,836 for the six months ended March 31, 2003.

7. OTHER AFFILIATES *

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of March 31, 2003 amounted to $48,390,397 representing 16.4% of net assets. Transactions during the six months ended March 31, 2003 in which the issuer was an "affiliated person" are as follows:

                                                              Computer
                                   Applied         Brio        Network                   Endocardial     Epicor        Larscom
                                Microsystems    Software,    Technology     Digimarc     Solutions,     Software     Incorporated
                                Corporation**      Inc.      Corporation   Corporation      Inc.       Corporation     Class A
                                -------------   ---------    -----------   -----------   -----------   -----------   ------------
September 30, 2002

 Balance

 Shares                              500,000     2,211,986     1,370,000       930,700      762,500     2,105,000        600,000

 Cost                            $ 2,851,806    $5,264,527   $27,954,910   $20,894,760   $4,575,000    $4,897,628     $6,333,903

Gross Additions

 Shares                                   --     1,517,300       130,000        19,300    1,200,000       395,000             --

 Cost                            $        --    $2,617,000   $ 1,245,960   $   273,079   $3,300,000    $  788,757     $       --

Gross Deductions

 Shares                              500,000            --            --            --           --            --             --

 Cost                            $ 2,851,806    $       --   $        --   $        --   $       --    $       --     $       --

March 31, 2003

 Balance

 Shares                                   --     3,729,286     1,500,000       950,000    1,962,500     2,500,000        600,000

 Cost                            $        --    $7,881,527   $29,200,870   $21,167,839   $7,875,000    $5,686,385     $6,333,903
---------------------------------------------------------------------------------------------------------------------------------

Realized loss                    $(2,747,510)   $        0   $         0   $         0   $        0    $        0     $        0
---------------------------------------------------------------------------------------------------------------------------------

Investment income                $         0    $        0   $         0   $         0   $        0    $        0     $        0
---------------------------------------------------------------------------------------------------------------------------------


                                                                                            Tut
                                  LeCroy      QuickLogic      REMEC,       SafeNet,      Systems,
                                Corporation   Corporation    Inc.**(1)     Inc.**(2)       Inc.          Total
                                -----------   -----------    ---------     ---------     --------        -----
September 30, 2002
 Balance
 Shares                             720,000     1,315,000       830,000       162,500     1,620,000     13,127,686
 Cost                           $17,212,755   $19,651,549   $17,185,250   $30,878,569   $12,214,058   $169,914,715
Gross Additions
 Shares                                  --       183,000        20,000            --            --      3,464,600
 Cost                           $        --   $   306,308   $   106,088   $        --   $        --   $  8,637,192
Gross Deductions
 Shares                              10,000            --            --            --        10,000        520,000
 Cost                           $   390,187   $        --   $        --   $        --   $   700,313   $  3,942,306
March 31, 2003
 Balance
 Shares                             710,000     1,498,000       850,000       162,500     1,610,000     16,072,286
 Cost                           $16,822,568   $19,957,857   $17,291,338   $30,878,569   $11,513,745   $174,609,601
------------------------------------------------------------------------------------------------------------------
Realized loss                   $  (293,785)  $         0   $         0   $         0   $  (687,013)  $ (3,728,308)
------------------------------------------------------------------------------------------------------------------
Investment income               $         0   $         0   $         0   $         0   $         0   $          0
------------------------------------------------------------------------------------------------------------------

 * As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Company, or any other client of the Advisor.

** Security that was affiliated during the six months ended March 31, 2003, but not at March 31, 2003.

(1) Formerly known as Spectrian Corporation (acquired by REMC, Inc. on December 24, 2002 in a 1.00/1.00 share ratio).

(2) Formerly known as Cylink Corporation (acquired by SafeNet, Inc. on February 7, 2003 in a 0.05/1.00 share ratio).

8. LINE OF CREDIT

The Fund has a $50,000,000 line of credit with U.S. Bank, N.A. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Fund pays a commitment fee equal to the amount of the line at a rate of 0.12% per annum. During the six months ended March 31, 2003, the Fund did not draw upon the line of credit.

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

                    (This page is intentionally left blank.)

[KOPP FUND LOGO]
(C)2003 Kopp Investment Advisors, Inc.

DIRECTORS

LeRoy C. Kopp
Robert L. Stehlik
Thomas R. Stuart

OFFICERS

LeRoy C. Kopp, Chief Executive Officer and President
John P. Flakne, Chief Financial Officer and Treasurer
Kathleen S. Tillotson, Executive Vice President and Secretary
Gregory S. Kulka, First Vice President

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                            EMERGING GROWTH FUND

ADMINISTRATOR AND TRANSFER AGENT                         SEMI-ANNUAL REPORT 2003

U.S. BANCORP FUND SERVICES, LLC

For Overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o U.S. Bancorp Fund        c/o U.S. Bancorp Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 E. Michigan Street       Milwaukee, WI 53201-0701
Milwaukee, WI 53202

CUSTODIAN

U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT AUDITORS

PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 N. Water Street
Milwaukee, WI 53202

Kopp Funds are distributed by Centennial Lakes Capital, Inc., a member of the NASD and an affiliate of Kopp Investment Advisors, Inc. and the Fund.